UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to Vote of Security Holders.
At the 2018 Annual Meeting of Stockholders of the Company held on May 17, 2018, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the 2018 Annual Meeting previously filed with the Securities and Exchange Commission on April 6, 2018.

Proposal 1 - Election of twelve directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in 2019:

Nominee: Lydia I. Beebe
For	Against	Abstain	Broker Non-Vote
81,612,880	428,722	81,390	8,637,058

Nominee: Lu M. Cordova
For	Against	Abstain	Broker Non-Vote
81,337,971	699,191	85,830	8,637,058

Nominee: Robert J. Druten
For	Against	Abstain	Broker Non-Vote
79,866,622	2,169,292	87,078	8,637,058

Nominee: Terrence P. Dunn
For	Against	Abstain	Broker Non-Vote
80,954,951	1,078,916	89,125	8,637,058

Nominee: Antonio O. Garza, Jr.
For	Against	Abstain	Broker Non-Vote
81,616,099	418,445	88,448	8,637,058

Nominee: David Garza-Santos
For	Against	Abstain	Broker Non-Vote
81,204,182	830,709	88,101	8,637,058

Nominee: Janet H. Kennedy
For	Against	Abstain	Broker Non-Vote
81,628,886	411,590	82,516	8,637,058

Nominee: Mitchell J. Krebs
For	Against	Abstain	Broker Non-Vote
81,691,303	346,744	84,945	8,637,058

Nominee: Henry J. Maier
For	Against	Abstain	Broker Non-Vote
81,626,995	408,093	87,904	8,637,058

Nominee: Thomas A. McDonnell
For	Against	Abstain	Broker Non-Vote
77,698,112	4,336,746	88,134	8,637,058

Nominee: Patrick J. Ottensmeyer
For	Against	Abstain	Broker Non-Vote
81,695,082	343,894	84,016	8,637,058

Nominee: Rodney E. Slater
For	Against	Abstain	Broker Non-Vote
80,840,828	1,030,276	251,888	8,637,058

Proposal 2 - Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2018.

Company stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2018 as set forth below:

For	Against	Abstain
89,732,743	914,823	112,484

Proposal 3 - Advisory vote approving the 2017 compensation of the Company's Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2017 compensation of the Company's Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
77,077,462	4,701,205	344,325	8,637,058

Proposal 4 - Stockholder proposal to allow stockholder action by written consent.

Company stockholders approved the stockholder proposal as set forth below:

For	Against	Abstain	Broker Non-Vote
43,146,805	38,689,110	287,067	8,637,058

Item 7.01 Regulation FD Disclosure

In a news release dated May 18, 2018, the Company announced the results of its 2018 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	News release dated May 18, 2018, issued by Kansas City Southern entitled "KCS Holds Annual Meeting of Stockholders, Elects Twelve Directors and Announces Preferred and Common Dividends."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: May 22, 2018

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Vice President & Corporate Secretary

Exhibit Index

Exhibit No	Description
99.1	News release dated May 18, 2018, issued by Kansas City Southern entitled "KCS Holds Annual Meeting of Stockholders, Elects Twelve Directors and Announces Preferred and Common Dividends."

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